Exhibit 99.3

UNITED STATES BANKRUPTCY COURT

      DISTRICT OF DELAWARE

In Re. SANGAMO THERAPEUTICS, INC.	§	Case No. 26-10989
§
§
Debtor(s)	§
☐ Jointly Administered

Monthly Operating Report			Chapter 11

Reporting Period Ended: 09/30/2026		Petition Date:	06/23/2026

Months Pending: 3		Industry Classification:

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		13

Debtor’s Full-Time Employees (as of date of order for relief):		74

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements

☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☒	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☒	Schedule of payments to insiders

☒	All bank statements and bank reconciliations for the reporting period

☒	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Nikunj Jain	Nikunj Jain
Signature of Responsible Party	Printed Name of Responsible Party

10/23/2026
Date

501 Canal Blvd., Suite A100 Richmond, CA 94804
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. §1320.4(a)(2) applies.

Docket No. 536
UST Form 11-MOR (12/01/2021)	1	Filed: 10/23/26

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$23,225,696

b.	Total receipts (net of transfers between accounts)	$161,393,899	$200,101,393

c.	Total disbursements (net of transfers between accounts)	$46,165,309	$66,504,211

d.	Cash balance end of month (a+b-c)	$138,454,286

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$46,165,309	$66,504,211

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$90,355

b.	Accounts receivable over 90 days outstanding (net of allowance)	$90,355

c.	Inventory( Book Market Other (attach explanation))	$0

d	Total current assets	$141,885,264

e.	Total assets	$264,234,115

f.	Postpetition payables (excluding taxes)	$21,177,667

g.	Postpetition payables past due (excluding taxes)	$202,840

h.	Postpetition taxes payable	$72,229

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$21,249,896

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$32,543

m.	Prepetition unsecured debt	$61,623,747

n.	Total liabilities (debt) (j+k+l+m)	$82,906,186

o.	Ending equity/net worth (e-n)	$181,327,929

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$161,000,000	$163,300,000

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$32,171,714	$32,171,714

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$128,828,286	$131,128,286

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$161,062,325

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$161,062,325

d.	Selling expenses	$0

e.	General and administrative expenses	$2,655,227

f.	Other expenses	$630,915

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$169,896

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$14,622,578

k.	Profit (loss)	$143,792,625	$114,423,239

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 5: Professional Fees and Expenses
a.				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$419,718	$935,117	$419,718	$935,117
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Raymond James	Financial Professional	$75,000	$250,000	$75,000	$250,000
	ii	Verita	Other	$344,718	$685,117	$344,718	$685,117
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UST Form 11-MOR (12/01/2021)	3

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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UST Form 11-MOR (12/01/2021)	4

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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b.				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$75,228	$75,228	$63,029	$75,228
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Rothwell, Figg, Ernst & Manbec	Special Counsel	$11,988	$11,988	$ 0	$11,988
	ii	Daijogo & Pedersen, LLP	Special Counsel	$ 818	$ 818	$ 765	$ 818
	iii	Kilpatrick Townsend & Stockto	Special Counsel	$ 2,600	$ 2,600	$ 2,442	$ 2,600
	iv	Snell & Wilmer L.L.P.	Special Counsel	$33,144	$33,144	$33,144	$33,144
	v	Foley & Lardner LLP	Special Counsel	$24,486	$24,486	$24,486	$24,486
	vi	Leason Ellis LLP	Special Counsel	$ 2,192	$ 2,192	$ 2,192	$ 2,192
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UST Form 11-MOR (12/01/2021)	5

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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UST Form 11-MOR (12/01/2021)	6

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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c

c. All professional fees and expenses (debtor & committees)	$1,291,252	$1,806,651	$1,120,363	$1,647,960

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$72,229	$565,817

d. Postpetition employer payroll taxes paid	$2,378,080	$3,255,413

e. Postpetition property taxes paid	$0	$361,948

f. Postpetition other taxes accrued (local, state, and federal)	$65,905	$220,056

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No

c. Were any payments made to or on behalf of insiders?	Yes	No

d. Are you current on postpetition tax return filings?	Yes	No

e. Are you current on postpetition estimated tax payments?	Yes	No

f. Were all trust fund taxes remitted on a current basis?	Yes	No

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No

h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A

i. Do you have: Worker’s compensation insurance?	Yes	No

If yes, are your premiums current?	Yes	No	N/A (if no, see Instructions)

Casualty/property insurance?	Yes	No

If yes, are your premiums current?	Yes	No	N/A (if no, see Instructions)

General liability insurance?	Yes	No

If yes, are your premiums current?	Yes	No	N/A (if no, see Instructions)

j. Has a plan of reorganization been filed with the court?	Yes	No

k. Has a disclosure statement been filed with the court?	Yes	No

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages				$ 0

b. Gross income (receipts) from self-employment				$ 0

c. Gross income from all other sources				$ 0

d. Total income in the reporting period (a+b+c)				$ 0

e. Payroll deductions				$ 0

f. Self-employment related expenses				$ 0

g. Living expenses				$ 0

h. All other expenses				$ 0

i. Total expenses in the reporting period (e+f+g+h)				$ 0

j. Difference between total income and total expenses (d-i)				$ 0

k. List the total amount of all postpetition debts that are past due				$ 0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m. If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/ eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Nikunj Jain	Nikunj Jain
Signature of Responsible Party	Printed Name of Responsible Party

Interim Chief Financial Officer	10/23/2026
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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UST Form 11-MOR (12/01/2021)	11

Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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UST Form 11-MOR (12/01/2021)	12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT DELAWARE

)
In re:	)	Chapter 11
)
SANGAMO THERAPEUTICS, INC.	)	Case No. 26-10989 (CTG)
)
Debtor.[1]	)
)

GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND

DISCLAIMERS REGARDING THE DEBTOR’S MONTHLY OPERATING REPORT

On June 23, 2026 (the “Petition Date”), Sangamo Therapeutics, Inc. (the “Debtor”) commenced the above-captioned chapter 11 case by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtor is authorized to operate its business as a debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

General Methodology

The Debtor is filing its monthly operating report (the “MOR”) for the period from September 1, 2026 through September 30, 2026 (the “Reporting Period”) for purposes of complying with the monthly reporting requirements applicable in the Debtor’s chapter 11 case. The MOR is unaudited and has not been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. The MOR is not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtor. The MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Debtor or its affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position, and schedule of receipts and disbursements in the future.

Basis for Presentation

In preparing the MOR, the Debtor relied on financial information from its books and records at the time of such preparation. The financial information contained in the MOR is derived from the Debtor’s books and records without, among other things, all adjustments or reclassification that may be necessary or typical to accord with U.S. GAAP.

[1]	The Debtor and the last four digits of its taxpayer identification number are: Sangamo Therapeutics, Inc. (9556).

The Debtor’s mailing address is 7000 Marina Blvd, Brisbane, CA 94005.

This information has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework. If such procedures were applied, the Debtor believes that the financial information presented in the MOR could be subject to change, including material change.

Although the Debtor made efforts to ensure the accuracy and completeness of the MOR, given the complexity of the Debtor’s business, inadvertent errors or omissions may occur. Accordingly, the Debtor hereby reserves all rights to dispute the nature, validity, status, enforceability, or executory nature of any claim amount, agreement, representation, or other statement set forth in the MOR. Further, the Debtor reserves the right to amend or supplement the MOR, if necessary, but shall be under no obligation to do so.

Moreover, given, among other things, the uncertainty surrounding the valuation and ownership of certain assets and the valuation and nature of certain liabilities, to the extent the Debtor shows more assets than liabilities, it is not an admission that the Debtor was solvent as of the Petition Date or at any time prior to the Petition Date. Likewise, to the extent the Debtor shows more liabilities than assets, it is not an admission that the Debtor was insolvent at the Petition Date or any time prior to the Petition Date.

For the reasons discussed above, there can be no assurance that the financial information presented in the MOR is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtor and the Debtor’s advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR.

Reporting Period

Unless otherwise noted herein, the MOR generally reflects the Debtor’s books and records for the applicable Reporting Period. Unless otherwise noted herein, no adjustments have been made for activity occurring after the close of the Reporting Period.

Accuracy

The financial information disclosed in the MOR was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtor should evaluate the financial information in light of the purposes for which it was prepared. The Debtor and its advisors are not liable for and undertake no responsibility to indicate variations from securities laws in the MOR or for any evaluations of the Debtor, including of their financial condition, based on this financial information or any other information.

Debtor in Possession Financing

On June 25, 2026, the Court entered the Interim Order (A) Authorizing the Debtor to Obtain Postpetition Financing, (B) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (C) Modifying Automatic Stay, (D) Scheduling Final Hearing, and (E) Granting Related Relief [Docket No. 63] (the “Initial Interim DIP Order”) authorizing the Debtor to enter into a senior secured superpriority debtor-in-possession term loan facility (the “Initial DIP Facility”). Following the entry of the Initial Interim DIP Order, the Debtor drew $10,500,000 under the Initial DIP Facility. Please refer to the motion [Docket No. 10] seeking entry of the Initial Interim DIP Order for additional information regarding the Initial DIP Facility.

On July 22, 2026, the Debtor filed the Debtor’s Motion for Entry of Interim and Final Orders (A) Authorizing the Debtor to Obtain Replacement Postpetition Financing, (B) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (C) Modifying Automatic Stay, (D) Scheduling Final Hearing, and (E) Granting Related Relief [Docket No. 161] (the “Replacement DIP Motion”), which sought entry of interim and final orders, among other things, authorizing the Debtor to enter into a senior secured superpriority debtor-in possession term loan facility (the “Replacement DIP Facility”) with Future Solution Investments LLC (“FSI”), as lender, to replace the Initial DIP Facility. On July 23, 2026, the Court entered an interim order [Docket No. 176] (the “Replacement Interim DIP Order”) granting the relief requested in the Replacement DIP Motion on an interim basis, and on August 20, 2026, the Court entered a final order [Docket No. 360] (the “Replacement Final DIP Order,” and together with the Initial Interim DIP Order and the Replacement Interim DIP Order, the “DIP Orders”) granting the relief requested in the Replacement DIP Motion on a final basis. Prior to the Reporting Period, the Debtor incurred $25 million in DIP Obligations (as defined in the Final Replacement DIP Order) under the Replacement DIP Facility, $11,432,958 of which was paid by the Debtor or on the Debtor’s behalf to satisfy all outstanding obligations arising under the Initial DIP Facility, including all fees. Also, prior to the Reporting Period, FSI credit bid $250,000 of DIP Obligations in connection with the FSI Equipment Sale (as defined below). Please refer to the Replacement DIP Motion for additional information regarding the Replacement DIP Facility.

During the Reporting Period, the Debtor repaid approximately $7.2 million of DIP Obligations. All remaining DIP Obligations were paid in full on October 5, 2026, and such payment will be reflected in the October monthly operating report.

Payment of Prepetition Claims Pursuant to First Day Orders

Pursuant to certain interim orders of the Court entered on or about June 24, 2026 and final orders of the Court entered on or about July 21, 2026 (the “First Day Orders”), the Debtor is authorized (but not directed) to pay, among other things, certain prepetition claims of employees and taxing authorities. Accordingly, these liabilities may have been or may be satisfied in accordance with such First Day Orders.

In addition, in connection with the Sale Transactions, as defined below, the Debtor assumed and assigned certain executory contracts to the buyers of its assets. In connection therewith, the Debtor and/or the buyers paid certain cure costs to cure prepetition defaults under the relevant contracts.

To the extent any payments were made on account of prepetition claims following the Petition Date to satisfy cure costs or pursuant to the authority granted to the Debtor under the First Day Orders, such payments have been included in the MOR (subject to the notes and statements and limitations provided herein).

Reservation of Rights

The Debtor reserves all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in the MOR shall constitute a waiver of any of the Debtor’s rights or an admission with respect to any claim against the Debtor or otherwise in connection with this chapter 11 case.

Specific MOR Disclosures

Part 1: Cash Receipts and Disbursements

Pursuant to the DIP Orders, fees and expenses of estate professionals were placed into the Professional Fees Account (as defined in the DIP Orders) maintained by the Debtor. The transfer of such funds to the Professional Fee Account were treated as a transfer between Debtor accounts, and, therefore, were not treated as a distribution in Part 1(c). Professional fees will be treated as a disbursement in the reporting period in which they are paid to the applicable professionals.

Similarly, pursuant to the interim and final orders approving, among other things, the Debtor’s proposed form of adequate assurance of payment to utility companies [Docket Nos. 56 & 142] (the “Utilities Orders”), the Debtor deposited funds into the Utility Deposit Account (as defined in the Utilities Orders) prior to the Reporting Period. The Utility Deposit Account is a segregated account maintained by the Debtor. Accordingly, the funds in such account will be treated as disbursements only if they are ultimately paid to a third party.

Notes to Part 2: Asset and Liability Status

Unless otherwise noted, all asset and liability information included in the MOR reflects net book value, which may differ from current market value. As set forth above, this information has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework. If such procedures were applied, the Debtor believes that the financial information presented in the MOR could be subject to change, including material change. Asset and liability information includes intercompany claims and other assets and liabilities which may not be settled in cash.

The Debtor continues to pay postpetition invoices on account of postpetition goods provided and services rendered in the ordinary course of business.

Given the Petition Date did not occur at month end, certain prepetition and postpetition liability balances are estimated. The Debtor has sought to assign liabilities to the prepetition and postpetition periods based on the information available as of and at the time the MOR was prepared. As additional information becomes available, the allocation of liabilities between prepetition and postpetition periods may change. The Debtor reserves the right to amend the balances as it deems appropriate and any such amendments will be reflected in future MORs.

The amounts listed as “Prepetition Secured Debt,” “Prepetition Priority Debt” and “Prepetition Unsecured Debt” are preliminary and are subject to ongoing review and reconciliation by the Debtor. All amounts and classifications are subject to material adjustments.

Regarding Part 2c, the Debtor does not hold inventory; therefore, no inventory valuation method is applicable.

Note to Part 3: Assets Sold or Transferred

Prior to the Reporting Period, the Court entered: (i) an order [Docket No. 356] approving the sale (the “Surplus Equipment Sale”) of certain equipment and office furniture to Surplus Solutions, LLC for $2,300,000 plus certain other consideration, and (ii) an order [Docket No. 358] approving the sale (the “FSI Equipment Sale”) of certain lab equipment to FSI for an offset of $250,000 against the DIP Obligations (as defined in the Replacement Final DIP Order) plus certain other consideration. Both equipment sales closed on or about August 20, 2026.

During the Reporting Period, the Debtor closed two additional sales for certain of its assets. First, on August 20, 2026, the Court entered an order [Docket No. 362] approving, among other things, the sale (the “Merope Sale Transaction”) of certain assets to Merope Acquisition Sub, LLC. The Merope Sale Transaction closed on September 4, 2026 [Docket No. 436]. Second, on September 2, 2026, the Court entered an order [Docket No. 426], approving, among other things, the sale (the “Fabry Sale Transaction” and together with the Equipment Sales and the Merope Sale Transaction, the “Sale Transactions”) of certain assets to PTC Therapeutics, Inc. The Fabry Sale Transaction closed on September 17, 2026 [Docket No. 468].

Collectively, the Sale Transactions generated $161 million in cash proceeds, plus $100 million in milestone payments that may be payable to the Debtor if certain programs sold pursuant to the Sale Transactions achieve specified development and sales targets. Also, in connection with the Sale Transactions: (i) the Debtor’s employee headcount decreased significantly (leading to increased payroll costs and cashed out paid-tine-off expenses), (ii) the Debtor agreed to provide certain transition services to the buyers in exchange for cash payments, (iii) certain employees earned awards under the KEIP/KERP programs (as defined in the attestations attached hereto), (iv) the Debtor and/or the buyers made payments to cure defaults under certain executory contracts that were assumed and assigned to the buyers, and (iv) the Debtor’s paid Astellas Gene Therapies, Inc.’s bid protections from the proceeds of the Fabry Sale Transaction in accordance with the order establishing bidding procedures for the sale of the Debtor’s assets [Docket No. 122].

Notes to Part 5: Professional Fees and Expenses

All payments to professionals were authorized by (i) the Order Establishing Procedures for Interim Compensation and Reimbursement of Professionals [Docket No. 205] (the “Interim Compensation Order”) (ii) the Order (I) Authorizing the Employment and Compensation of Professionals Utilized in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 202] (the “OCP Order”), or (iii) the Court’s orders approving the retention of various professionals in this chapter 11 case.

Each ordinary course professional that received payments during the Reporting Period was retained prior to or during the Reporting Period in accordance with the OCP Order. While certain ordinary course professionals were inadvertently paid prematurely, all professionals that received premature payments were subsequently retained in accordance with the OCP Order.

During the Reporting Period, the Debtor’s transferred certain transaction fees earned by Raymond James & Associates, LLP, the Debtor’s investment banker, into an escrow account. All amounts placed in such account will be held in escrow until such fees are authorized for payment pursuant to the procedures set forth in the Interim Compensation Order or another order of the Court.

Notes to Part 6: Postpetition Taxes

Regarding Part 6c and 6d, postpetition employer payroll taxes accrued and paid include both the employer and employee portions of payroll taxes. Such amounts include payroll taxes associated with cashed-out paid time off.

Notes to Part 7: Questionnaire

Please see attached attestations regarding post-petition borrowing, payments on prepetition debt, and payments to insiders.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Schedule of Post-Petition Borrowing Activity	Reporting Period: September 1, 2026 – September 30, 2026

The Debtor hereby submits this attestation regarding postpetition borrowing during the period of September 1, 2026 through September 30, 2026.

Prior to the Reporting Period, the Debtor incurred $25 million under the Final Order (A) Authorizing the Debtor to Obtain Replacement Postpetition Financing, (B) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (C) Modifying Automatic Stay, (D) Scheduling Final Hearing, and (E) Granting Related Relief [Docket No. 360] (the “Replacement Final DIP Order”). The Debtor did not make any draws under the Replacement Final DIP Order and did not otherwise incur any postpetition debt during the reporting period. During the Reporting Period, the Debtor repaid approximate $7.2 million of DIP Obligations

/s/ Nikunj Jain	October 23, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Schedule of Payments on Prepetition Debt	Reporting Period: September 1, 2026 – September 30, 2026

All payments on prepetition debt made by the Debtor during the Reporting Period (and included in the disbursements reported in this MOR) were authorized under various orders granted by the Court, which (i) granted the Debtor’s various “first day” motions that were filed following the commencement of the chapter 11 case, and (ii) authorized the Debtor and/or the buyers to pay amounts necessary to cure prepetition defaults under executory contracts that were assumed during the Reporting Period.

/s/ Nikunj Jain	October 23, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Schedule of Payments to Insiders	Reporting Period: September 1, 2026 – September 30, 2026

The Debtor hereby submits this attestation regarding payments to insiders during the period of September 1, 2026 through September 30, 2026.

Except as set forth below, all payments to insiders were on account of ordinary course salaries and authorized travel and expense reimbursements.

On July 31, 2026, the Court entered an order [Docket No. 216], among other things, authorizing the Debtor to implement a key employee retention program and a key employee incentive program (the “KEIP/KERP Programs”). During the Reporting Period, certain payments were made to insiders under the KEIP/KERP Programs for awards earned upon the closing of the Sale Transactions.

As set forth in the Debtor’s motion seeking authority to pay prepetition employee obligations [Docket No. 9], the Debtor maintained certain equity-based compensation programs prior to the Petition Date. Pursuant to such programs, certain employees, including certain executives that may be insiders, were awarded restricted stock units (the “RSUs”) prior to the Petition Date. During the Reporting Period, 35,931 RSUs awarded to two individuals prior to the Petition Date vested. For the avoidance of doubt, the Debtor stopped awarding RSUs prior to the Petition Date and no RSUs or any other form of equity-based compensation have been awarded since the Petition Date.

No other transfers were made to insiders during this reporting period.

/s/ Nikunj Jain	October 23, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
All bank statements and bank reconciliations for the reporting period	Reporting Period: September 1, 2026 – September 30, 2026

The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations, and journal entries.

The Debtor’s standard practice is to ensure that bank reconciliations are completed as part of the month end close each reporting period. I attest that each of the Debtor’s bank accounts has been reconciled in accordance with its standard practices.

/s/ Nikunj Jain	October 23, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Assets Sold or Transferred	Reporting Period: September 1, 2026 – September 30, 2026

The Debtor hereby submits this attestation regarding assets sold or transferred during the period of September 1, 2026 through September 30, 2026.

During the Reporting Period, the Debtor closed two sales for certain of its assets. First, on August 20, 2026, the Court entered an order [Docket No. 362] approving, among other things, the sale (the “Merope Sale Transaction”) of certain assets to Merope Acquisition Sub, LLC. The Merope Sale Transaction closed on September 4, 2026 [Docket No. 436]. Second, on September 2, 2026, the Court entered an order [Docket No. 426], approving, among other things, the sale (the “Fabry Sale Transaction” and together with the Equipment Sales and the Merope Sale Transaction, the “Sale Transactions”) of certain assets to PTC Therapeutics, Inc. The Fabry Sale Transaction closed on September 17, 2026 [Docket No. 468].

/s/ Nikunj Jain	October 23, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Sangamo Therapeutics Inc.

MOR #4 - Statement of cash receipts and disbursements

$ in 000s)

	08/01/2026 - 08/31/2026	09/01/2026 - 09/30/2026
Receipts
Receipts	$3,145	$161,394
DIP Draw	$7,000	—

Total Receipts	$10,145	$161,394
Operational Disbursements
Payroll & Benefits	$1,693	$3,000
Rent & Facilities	319	75
Program Costs	226	541
International Operations	240	828
Other Operating Disbursements	579	997

Total Operational Disbursements	$3,057	$5,441
Restructuring Disbursements
Professional Fees¹	$515	$11,102
US Trustee Fees	4	—
DIP Interest & Fees	250	295
DIP Repayments	—	7,200
Sale-related Cure Costs / Break-up Fee	—	18,381
KEIP / KERP	—	3,746

Total Restructuring Disbursements	$769	$40,724
Net Cash Flow	$6,319	$115,229
Cash, cash equivalents, and restricted cash, beginning of period	$16,907	$23,226

Cash, cash equivalents, and restricted cash, end of period	$23,226	$138,454

Notes:

1.	Includes a $10,045K disbursement to escrow account per Docket No. 107

1 of 3

Sangamo Therapeutics Inc.

MOR #4 - Balance sheet

$ in 000s)

	As of
	08/31/2026	09/30/2026
Assets
Cash, Cash Equivalents and Restricted Cash	$23,197	$138,447
Accounts Receivables	90	90
Other Current Assets[1]	2,111	3,348

Total Current Assets	$25,399	$141,885
Property, Plant & Equipment (Net)	$2	($4)
Right of Use Assets	—	—
Other Non-Current Assets	613	613
Investments in Subsidiaries	115,762	115,762
I/C Receivables - Non-Current	6,106	5,978

Total Non-Current Assets	$122,483	$122,349

Total Assets	$147,882	$264,234

Liabilities and Stockholders’ Equity
A/P and Accrued Liabilities	$44,182	$26,392
Compensation and Benefits Liabilities	17,397	12,474
DIP Loan Payables²	24,942	17,617
Other Current Liabilities³	9,723	10,180
I/C Payables - Current	42,903	41,284
Other Non-Current Liabilities³	14,754	14,364
I/C Payables - Non-Current	708	693

Total Liabilities	$154,609	$123,004
Stock	$1,643,328	$1,643,326
Retained Earnings[4]	(1,564,836)	(1,560,669)
Other Equity	(30)	(30)
Net Income	(85,190)	58,602
Total Stockholders’ Equity	($6,727)	$141,230

Total Liabilities and Stockholders’ Equity	$147,882	$264,234

Notes:

1.	Prepaid D&O insurance amortized over six years; reflects reversal of the prior MOR adjustment
2.	Principal of $17.55M plus accrued interest of $67K
3.	Includes Deferred Revenues and Lease Liabilities
4.	Includes prior period KEIP/KERP accrual and D&O insurance adjustment, reclassified to current period results

2 of 3

Sangamo Therapeutics Inc.

MOR #4 - Statement of operations (profit or loss statement)

$ in 000s)

	08/01/2026 - 08/31/2026	09/01/2026 - 09/30/2026
Total Revenue	$430	$161,062
COGS	—	—

Gross Profit	$430	$161,062
Personnel & Staffing Costs¹	$1,693	$1,606
R&D Expenses²	473	485
Selling Expenses	—	—
General and Administrative Expenses³	1,037	212
Facilities & OH Expenses¹	950	838
I/C Expenses²	127	137
Other Expenses²	3	9
Interest Expense	192	170
Restructuring Expenses⁴	9,980	14,623
Depreciation and/or amortization	138	—

Total Operating Expenses	$14,592	$18,079
Unrealized FX (Gain)/Loss	$292	($806)
Non-Operating (Income)/Expense	(5)	(3)

Total Non-Operating (Income)/Expense	$287	($809)

Net Profit/(Loss) for the Period	($14,449)	$143,793

Notes:

1.	Considered under “General and Administrative Expenses” for MOR
2.	Considered under “Other Expenses” for MOR
3.	Includes a $567K credit to D&O insurance expense to reflect amortization over the six-year policy term
4.	Includes professional and transactions-related fees, and KEIP/KERP

3 of 3

Miscellaneous:

26-10989-CTG Sangamo Therapeutics, Inc.

Type: bk	Chapter: 11 v	Office: 1 (Delaware)
Assets: y	Judge: CTG

Case Flag: CLMSAGNT, LeadSC, PlnDue, DsclsDue, STANDOrder, SealedDoc(s)

U.S. Bankruptcy Court

District of Delaware

Notice of Electronic Filing

The following transaction was received from James McCauley entered on 10/23/2026 at 12:21 PM EDT and filed on 10/23/2026

Case Name:	Sangamo Therapeutics, Inc.
Case Number:	26-10989-CTG
Document Number:	536

Docket Text:

Chapter 11 Monthly Operating Report for the Month Ending: 09/30/2026 Filed by Sangamo Therapeutics, Inc .. (McCauley, James)

The following document(s) are associated with this transaction:

Document description: Main Document

Original filename: SGMO - September MOR 2026.pdf

Electronic document Stamp:

[STAMP bkecfStamp_ID=983460418 [Date=10/23/2026] [FileNumber=20049465-

0] [5b5c0f53f7b9e235e00278362d92bbf346ede23d80879b7b544d6e6b51f320d3bf

eed250bdd1031fbb3dacd74fa7ffa7ebc8d0d1a9560be5e7f9725c1137aa07]]

26-10989-CTG Notice will be electronically mailed to:

Jacob A. Adlerstein on behalf of Interested Party Eli Lilly and Company

jadlerstein@paulweiss.com

Elihu Ezekiel Allinson, III on behalf of Interested Party Shire Human Genetic Therapies, Inc.

ZAllinson@SHA-LLC.com, ecf@williamdsullivanllc.com;hcoleman@sha-llc.com

Olya Antle on behalf of Debtor Sangamo Therapeutics, Inc.

oantle@cooley.com, efilingnotice@cooley.com;efiling-notice@ecf.pacerpro.com

Joseph N. Argentina, Jr. on behalf of Creditor VWR International, LLC

joseph.argentina@faegredrinker.com, cathy.greer@faegredrinker.com

Darren Azman on behalf of Creditor Committee Official Committee of Unsecured Creditors of Sangamo Therapeutics, Inc.

dazman@mcdermottlaw.com

Joshua Brooks on behalf of Interested Party PTC Therapeutics, Inc.

brooks@lrclaw.com, ramirez@lrclaw.com;huynh@lrclaw.com;hitchens@lrclaw.com;ford@lrclaw.com;kittinger@lrclaw.com

Kate R. Buck on behalf of Interested Party Astellas Gene Therapies, Inc.

kbuck@mccarter.com

Linda J. Casey on behalf of U.S. Trustee U.S. Trustee

Linda.Casey@usdoj.gov

Austin Chavez on behalf of Interested Party PTC Therapeutics, Inc.

austin.chavez@wilmerhale.com, Mike.McGuinness@wilmerhale.com

Shawn M. Christianson on behalf of Creditor Oracle America, Inc.

schristianson@buchalter.com, cmcintire@buchalter.com

James A. Copeland on behalf of Interested Party Northridge ATM, LLC

james.copeland@nortonrosefulbright.com

Kristin Cunningham on behalf of Debtor Sangamo Therapeutics, Inc.

cunningham@rlf.com, rbgroup@rlf.com;rebecca – speaker-6328@ecf.pacerpro.com

Daniel J. DeFranceschi on behalf of Debtor Sangamo Therapeutics, Inc.

defranceschi@rlf.com, RBGroup@rlf.com;ann-jerominski-2390@ecf.pacerpro.com;rebecca--speaker-6328@ecf.pacerpro.com

Robert J. Dehney on behalf of Interested Party Eli Lilly and Company

rdehney@morrisnichols.com, robert-dehney-4464@ecf.pacerpro.com;jlawrence@morrisnichols.com;john-lawrence-

0804@ecf.pacerpro.com;rchevli@morrisnichols.com;radha--chevli--2257@ecf.pacerpro.com

Brenna Anne Dolphin on behalf of Interested Party Eli Lilly and Company

bdolphin@morrisnichols.com, brenna-dolphin-9491@ecf.pacerpro.com;john-lawrence-

0804@ecf.pacerpro.com:ilawrence@morrisnichols.com:rchevli@morrisnichols.com;radha--chevli--2257@ecf.pacerpro.com

Andrew C. Ehrmann on behalf of Interested Party Northridge ATM, LLC